Supplement dated March 17, 2021 to the Prospectus dated May 1, 2020 for the
Pacific Journey Select (offered on or after October 1, 2013) and Pacific Odyssey (offered on or after October 1, 2013) variable annuity contracts, and the Prospectus dated August 21, 2020, as Amended on December 4, 2020 for the Pacific Choice Income variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Journey Select, Pacific Odyssey and Pacific Choice Income variable annuity prospectuses (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing in the variable annuity product name under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide the Annual Charge, Annual Credit, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge, Annual Credit, Enhanced Income and Guaranteed Lifetime Income percentages for the Enhanced Income Select 2 (Single) or (Joint) during the dates outlined below. This Supplement must be used in conjuction with an effective prospectus. For complete information about the Future Income Generator (Single) or (Joint) or the Enhanced Income Select 2 (Single) or (Joint), see the Prospectus.

The percentages below apply for applications signed between April 1, 2021 and April 30, 2021. These percentages cannot be changed during this period.

The percentages may be different than those listed below for applications signed after April 30, 2021. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 722-4448 to confirm the most current percentages.

The applicable Annual Charge and Annual Credit for the current period are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.35%	5.0%
Future Income Generator (Joint)	1.45%	5.0%
Enhanced Income Select 2 (Single)	1.35%	5.0%
Enhanced Income Select 2 (Joint)	1.55%	5.0%

The Withdrawal Percentages/Enhanced Income Percentages for the current period are the following:

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%	0%	0%
59½	4.0%	3.5%	4.5%	4.0%
60	4.0%	3.5%	4.5%	4.0%
61	4.0%	3.5%	4.5%	4.0%
62	4.0%	3.5%	4.5%	4.0%
63	4.0%	3.5%	4.5%	4.0%
64	4.0%	3.5%	4.5%	4.0%
65	4.75%	4.25%	7.0%	6.5%
66	4.75%	4.25%	7.0%	6.5%
67	4.75%	4.25%	7.0%	6.5%
68	4.75%	4.25%	7.0%	6.5%
69	4.75%	4.25%	7.0%	6.5%
70	4.75%	4.25%	7.5%	7.0%
71	4.75%	4.25%	7.5%	7.0%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
72	4.75%	4.25%	7.5%	7.0%
73	4.75%	4.25%	7.5%	7.0%
74	4.75%	4.25%	7.5%	7.0%
75	5.0%	4.5%	7.5%	7.0%
76	5.0%	4.5%	7.5%	7.0%
77	5.0%	4.5%	7.5%	7.0%
78	5.0%	4.5%	7.5%	7.0%
79	5.0%	4.5%	7.5%	7.0%
80	5.0%	4.5%	7.5%	7.0%
81	5.0%	4.5%	7.5%	7.0%
82	5.0%	4.5%	7.5%	7.0%
83	5.0%	4.5%	7.5%	7.0%
84	5.0%	4.5%	7.5%	7.0%
85 and older	5.0%	4.5%	7.5%	7.0%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for the current period is:

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

** The Age range that applies based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time the Contract Value is reduced to zero.

In order for you to receive the percentages reflected above, your application must be signed within the time period referenced above, your application must be received, In Proper Form, within 14 calendar days after the end of the period, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the end of the period. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

•                  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

•                  If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application. For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. VARS0321